EXHIBIT 99.D

CONFORMED COPY

AMENDED AND RESTATED

SUBSIDIARY GUARANTEE AGREEMENT

made by

CERTAIN SUBSIDIARIES OF

EL PASO CORPORATION

in favor of

JPMORGAN CHASE BANK, N.A.

(formerly known as JPMorgan Chase Bank),

as Collateral Agent,

for the benefit of the Secured Parties referred to herein

Dated as of November 23, 2004

AMENDED AND RESTATED

SUBSIDIARY GUARANTEE AGREEMENT

This AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT (this “Agreement”), dated as of November 23, 2004, made by each of the signatories hereto (each individually, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), in favor of JPMorgan Chase Bank, N.A. (“JPMCB”) (formerly known as JPMorgan Chase Bank), as Collateral Agent (in such capacity, the “Collateral Agent”) for the ratable benefit of (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Amended and Restated Credit Agreement, dated as of November 23, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among El Paso Corporation, a Delaware corporation (the “Company”), certain of its Subsidiaries as Pipeline Company Borrowers (the “Pipeline Company Borrowers”), the Lenders and JPMCB, as administrative agent and collateral agent thereunder, and (ii) the other Secured Parties (as defined in the Security Agreement identified below).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Company and the Pipeline Company Borrowers, the Issuing Banks have agreed to issue Letters of Credit and the Administrative Agent and the Collateral Agent have agreed to serve in such capacities, in each case upon the terms and subject to the conditions set forth therein;

WHEREAS, the Subsidiary Guarantors and the Collateral Agent on behalf of the Lenders and other Secured Parties have entered into that certain Subsidiary Guarantee Agreement dated as of April 16, 2003 (the “Existing Subsidiary Guarantee Agreement”) with respect to the guarantees made by the Subsidiary Guarantors to the Collateral Agent;

WHEREAS, the Company and the Pipeline Company Borrowers are members of an affiliated group of companies that includes each Subsidiary Guarantor (the “Affiliated Group”);

WHEREAS, the Company, the Pipeline Company Borrowers and the Subsidiary Guarantors have entered into the Amended and Restated Security Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) with the Collateral Agent and JPMCB, in its capacity as Depositary Bank, pursuant to which, inter alia, the Company and the Subsidiary Guarantors have pledged certain property and assets as collateral to the Collateral Agent for the ratable benefit of the Secured Parties to secure the respective obligations of the Company and the Subsidiary Guarantors under the Credit Agreement, this Agreement and the Amended and Restated Parent Guarantee Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Parent Guarantee Agreement”) in favor of the Collateral Agent for the ratable benefit of the Secured Parties; and

WHEREAS, the proceeds of the extensions of credit made under the Credit Agreement may be used in part to enable the Borrowers to make valuable transfers to one or more of the Subsidiary Guarantors and the other Restricted Subsidiaries in connection with the operation of their respective businesses;

WHEREAS, the Company, the Pipeline Company Borrowers, the Subsidiary Guarantors and the other Restricted Subsidiaries are engaged in related businesses, and each Subsidiary Guarantor will derive substantial direct and indirect benefit from the making and availability of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Subsidiary Guarantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Agents, the Issuing Banks and the Lenders to enter into the Credit Agreement, each Subsidiary Guarantor hereby agrees, jointly and severally, with the Collateral Agent, for the benefit of the Secured Parties that the Existing Subsidiary Guarantee Agreement shall be amended and restated in its entirety as follows:

ARTICLE 1
Defined Terms

Section 1.01  . Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and/or the Security Agreement are used herein as therein defined.

(b)  The following terms have the following meanings:

“Agreement”: has the meaning set forth in the introductory paragraph hereof.

“Company”: has the meaning set forth in the introductory paragraph hereof.

“Credit Agreement”: has the meaning set forth in the introductory paragraph hereof.

“Guarantee Release Date” has the meaning set forth in Section 2.01(d).

“Guaranteed Obligations”: means, with respect to each Subsidiary Guarantor, collectively, the payment obligations of the Company, the Pipeline Company Borrowers and each other Subsidiary Guarantor with respect to the Financing Documents to which such person is a party, in each case of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, which may arise under, out of or in connection with the obligations of the Company, the Pipeline Company Borrowers, or any other Subsidiary Guarantor (as applicable) under the Financing Documents and any amendment, restatement or modification of any of the foregoing, including, in each case to the extent owing by the Company, the Pipeline Company Borrowers, or any Subsidiary Guarantor, as the case may be, the full and punctual payment when due of any unpaid principal, interest (including interest accruing at any post-default rate and Post-Petition Interest), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced and expenses incurred in order to (x) preserve any Collateral or the Transaction Liens, (y) cause any Restricted Equity Interests to remain free of Liens prohibited by the Credit Agreement and (z) preserve any other property pledged to secure such obligations as collateral or the Liens and security interests with respect thereto, whether due at stated maturity or by acceleration or otherwise.

“Indemnified Party”: has the meaning set forth in Section 3.04(a)

“Lenders”: has the meaning set forth in the introductory paragraph hereof.

“Maximum Liability”: has the meaning set forth in Section 2.01(b).

“Pipeline Company Borrowers”: has the meaning set forth in the introductory paragraph hereof.

“Process Agent” has the meaning set forth in Section 3.12(f).

“Repayment Date”: has the meaning assigned to such term in Section 2.01(d).

“Security Agreement”: has the meaning set forth in the recitals hereof.

“Subsidiary Guarantors”: has the meaning set forth in the introductory paragraph hereof.

Section 1.02  . Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) any reference herein to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that section or provision of such Applicable Law from time to time in effect and any amendment, modification codification, replacement, or reenactment of such section or other provision, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits, Appendices and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Appendices and Schedules to, this Agreement, (f) all references to “days” shall mean calendar days and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, Equity Interests, accounts and contract rights. This Agreement is the result of negotiations among the parties hereto and their respective counsel. Accordingly, this Agreement shall be deemed the product of all parties hereto, and no ambiguity in this Agreement shall be construed in favor of or against any Credit Party or any Secured Party.

ARTICLE 2
Guarantee

Section 2.01  . Guarantee. (a) Each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective indorsees and transferees, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

(b)  Each Subsidiary Guarantor, and by its acceptance of this Agreement and the rights hereunder or benefits hereof the Collateral Agent and each other Secured Party, hereby agrees and confirms that (i) it is the intention of all such Persons that this Agreement and the obligations of such Subsidiary Guarantor under this Article 2 not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as defined below), the Uniform Fraudulent Conveyance Act (as adopted by any applicable state), the Uniform Fraudulent Transfer Act (as adopted by any applicable state) or any similar foreign, federal or state law to the extent applicable to this Agreement and the obligations of such Subsidiary Guarantor under this Article 2 and (ii) the aggregate liability of each Subsidiary Guarantor under this Article 2 and under the other Securing Documents at any time (but after giving effect to the right of contribution described in Section 2.02) shall not exceed the maximum amount (as to any Subsidiary Guarantor, its “Maximum Liability”) that will result in the aggregate obligations of such Subsidiary Guarantor under this Article 2 and under the Security Documents not constituting a fraudulent transfer or conveyance under Bankruptcy Law or any of the other aforementioned acts and laws. For purposes hereof, “Bankruptcy Law” means the Bankruptcy Code, or any similar foreign, federal or state law for the relief of debtors.

(c)  Each Subsidiary Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of such Subsidiary Guarantor hereunder without impairing the guarantee contained in this Article 2 or affecting the rights and remedies of the Collateral Agent or any Secured Party hereunder.

(d)  The guarantee contained in this Article 2 shall remain in full force and effect until the later (the “Guarantee Release Date”) of (i) the Final Payment Date and (ii) the date (the “Repayment Date”) on which all payment obligations of each Subsidiary Guarantor in respect of the Guaranteed Obligations and the payment obligations under the guarantee contained in this Article 2 shall have been satisfied by indefeasible payment in full in cash.

(e)  No payment or payments made by the Company, any Pipeline Company Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person, or received or collected by the Collateral Agent or any Secured Party from the Company, any Pipeline Company Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person, by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Subsidiary Guarantor under this Article 2 which shall, notwithstanding any such payment or payments (other than any payment or payments made by such Subsidiary Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Subsidiary Guarantor in respect of Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the Maximum Liability of such Subsidiary Guarantor under this Article 2 until the Guarantee Release Date.

Section 2.02  . Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid or be obligated to pay more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to contribution from and against any other Subsidiary Guarantor that has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.03. The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Collateral Agent and the Secured Parties, and each Subsidiary Guarantor shall remain liable to the Collateral Agent and the Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder.

Section 2.03  . No Subrogation. Notwithstanding any payment made by any Subsidiary Guarantor hereunder or any set-off or application of funds of any Subsidiary Guarantor by the Collateral Agent or any Secured Party, no Subsidiary Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any Secured Party against the Company or any other Subsidiary Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any Secured Party for the payment of Guaranteed Obligations, nor shall any Subsidiary Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Subsidiary Guarantor in respect of payments made by such Subsidiary Guarantor hereunder, until the Guarantee Release Date. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights prior to the Guarantee Release Date, such amount shall be held by such Subsidiary Guarantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Subsidiary Guarantor, and shall, forthwith upon receipt by such Subsidiary Guarantor, be turned over to the Collateral Agent in the exact form received by such Subsidiary Guarantor (duly indorsed by such Subsidiary Guarantor to the Collateral Agent, if required), to be applied against Guaranteed Obligations, whether matured or unmatured, in accordance with the terms and provisions of the Credit Agreement and Security Agreement.

Section 2.04  . Amendments, etc. with Respect to The Guaranteed Obligations. Each Subsidiary Guarantor shall remain obligated under this Article 2 notwithstanding that, without any reservation of rights against such Subsidiary Guarantor and without notice to or further assent by such Subsidiary Guarantor, (a) any demand for payment of any of the Guaranteed Obligations made by the Collateral Agent or any other Secured Party may be rescinded by the Collateral Agent or any other Secured Party and any of the Guaranteed Obligations continued, (b) any Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Secured Party, and (c) the Credit Agreement or the other Financing Documents and any other documents executed and delivered in connection therewith, in each case may be amended, modified, supplemented or terminated, in whole or in part, pursuant to the terms and conditions of each such applicable document from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of any Guaranteed Obligations may be sold, exchanged, waived, surrendered or released.

Section 2.05  . Guarantee Absolute and Unconditional. Each Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Collateral Agent or any other Secured Party upon the guarantee contained in this Article 2 or acceptance of the guarantee contained in this Article 2. Each Subsidiary Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration and notice of default or nonpayment to or upon the Company, any Pipeline Company Borrower or any of the Subsidiary Guarantors with respect to Guaranteed Obligations. Each Subsidiary Guarantor understands and agrees that the guarantee contained in this Article 2 shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to (a) the validity or enforceability or perfection of the Credit Agreement or any other Financing Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Secured Party, (b) any defense, set-off or counterclaim whatsoever (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any other Person against the Collateral Agent or any other Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Subsidiary Guarantor or any other Credit Party), other than payment or performance, which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company, any Pipeline Company Borrower or any other Subsidiary Guarantor for any of its respective portion of the Guaranteed Obligations or of such Subsidiary Guarantor under the guarantee contained in this Article 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Subsidiary Guarantor, the Collateral Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any Pipeline Company Borrower, any other Subsidiary Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any Pipeline Company Borrower, any other Subsidiary Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any Pipeline Company Borrower, any other Subsidiary Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve such Subsidiary Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent against such Subsidiary Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Section 2.06  . Reinstatement. The guarantee contained in this Article 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, any Pipeline Company Borrower, or any Subsidiary Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company, any Pipeline Company Borrower, or any Subsidiary Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 2.07  . Payments. Each Subsidiary Guarantor hereby agrees that payments required to be made by it hereunder will be paid to the Collateral Agent without set-off or counterclaim in dollars at the office of the Collateral Agent identified in Section 9.04 of the Security Agreement.

ARTICLE 3
Miscellaneous

Section 3.01  . Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.02 of the Security Agreement and Section 10.02 of the Credit Agreement.

Section 3.02  . Notices. All notices, requests and demands to or upon the Collateral Agent or any Subsidiary Guarantor hereunder shall be effected in the manner provided for in Section 9.04 of the Security Agreement.

Section 3.03  . No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument in accordance with Section 3.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or any Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 3.04  . Enforcement Expenses; Indemnification.

(a)  Each Subsidiary Guarantor (without duplication) agrees to indemnify, defend and save and hold harmless the Collateral Agent, each other Secured Party and each of their respective Affiliates and their respective officers, directors, employees, agents, advisors and trustees (each, an “Indemnified Party”) from and against, and (without duplication) shall pay, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or as a result of the execution or delivery of this Agreement or the performance by the Subsidiary Guarantors of their respective obligations hereunder, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from, or to be attributable to, the gross negligence or willful misconduct of such Indemnified Party or its employees or agents.

(b)  Each Subsidiary Guarantor (without duplication) will pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party hereunder or (iii) the failure by such Subsidiary Guarantor to perform or observe any of the provisions hereof required to be performed or observed by it.

(c)  Each Subsidiary Guarantor (without duplication) shall pay or reimburse the Collateral Agent for any transfer taxes or other taxes relating to or incurred in connection with this Agreement and shall indemnify and hold harmless the Collateral Agent and each other Secured Party from any amounts that it is obligated to pay in the way of such taxes.

(d)  Each Subsidiary Guarantor (without duplication) agrees to indemnify and hold harmless the Collateral Agent (in its agency capacity), and each other Secured Party from, and shall reimburse the Collateral Agent (in its agency capacity) and each other Secured Party for any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement.

(e)  The indemnities and reimbursement provided by the Subsidiary Guarantors pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this Agreement, the resignation or removal of the Collateral Agent, and the provision of any subsequent or additional indemnity or any agreement to reimburse by any Person.

(f)  All amounts due under this Section 3.04 shall be payable not later than 30 days after the delivery of written demand to the applicable Subsidiary Guarantor therefor.

Section 3.05  . Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Subsidiary Guarantor and shall inure to the benefit of the Collateral Agent and its successors and assigns for the ratable benefit of the Secured Parties and their successors and assigns; provided that, except in connection with a transaction expressly permitted by Section 6.05 of the Credit Agreement, no Subsidiary Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

Section 3.06  . Set-off. Each Subsidiary Guarantor hereby irrevocably authorizes the Collateral Agent and each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Subsidiary Guarantor or any other Subsidiary Guarantor, any such notice being expressly waived by each Subsidiary Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Secured Party to or for the credit or the account of such Subsidiary Guarantor, or any part thereof in such amounts as the Collateral Agent or such Secured Party may elect, subject in all respects to the terms and provisions of the Credit Agreement, against and on account of the obligations and liabilities of such Subsidiary Guarantor to the Collateral Agent or such Secured Party hereunder or under the other Loan Documents and claims of every nature and description of the Collateral Agent or such Secured Party against such Subsidiary Guarantor, in any currency, whether arising hereunder, under the Credit Agreement or any other Loan Document or otherwise, as the Collateral Agent or such Secured Party may elect, subject in all respects to the terms and provisions of the Credit Agreement, whether or not the Collateral Agent or such Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent or the applicable Secured Party shall notify such Subsidiary Guarantor promptly of any such set-off and the application made by the Collateral Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and the Secured Parties under this Section 3.06 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent and the Secured Party may have under Applicable Law pursuant to the terms and provisions of the Credit Agreement.

Section 3.07  . Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 3.08  . Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 3.09  . Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 3.10  . Integration. This Agreement and the other Loan Documents to which each Subsidiary Guarantor is a party represent the agreement of such Subsidiary Guarantor, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in such other Loan Documents.

Section 3.11  . Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 3.12  . Submission To Jurisdiction; Waivers; Process Agent. Each Subsidiary Guarantor hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding by the Collateral Agent against it relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York, sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Subsidiary Guarantor at its address referred to in Section 3.02 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process on it in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 3.12 any special, indirect, exemplary, punitive or consequential damages.

(f)  appoints CT Corporation System (the “Process Agent”), with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent to receive on behalf of such Subsidiary Guarantor and its property service of copies of the summons and complaint and any other process which may be served by the Collateral Agent or any Secured Party in any such action or proceeding in any aforementioned court in respect of any action or proceeding arising out of or relating to this Agreement or the other Loan Documents to which it is a party. Such service may be made by delivering a copy of such process to such Subsidiary Guarantor in care of the Company by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent’s above address and (ii) at the Company’s address specified pursuant to Section 9.04 of the Security Agreement, and each Subsidiary Guarantor hereby irrevocably authorizes and directs the Process Agent or the Company to accept such service on its behalf.

Section 3.13  . Acknowledgements. Each Subsidiary Guarantor hereby acknowledges that:

(a)  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)  neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to such Subsidiary Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Subsidiary Guarantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Subsidiary Guarantors and the Secured Parties.

Section 3.14  . [Reserved].

Section 3.15  . Releases. On the Guarantee Release Date this Agreement and all obligations (other than those expressly stated to survive such termination and in all cases subject to Section 2.06 hereof) of each Subsidiary Guarantor and any other party hereto shall terminate, all without delivery of any instrument or performance of any act by any Person. At the request and sole expense of the Company or any Subsidiary Guarantor following any such termination, the Collateral Agent shall promptly execute and deliver to the Company or such Subsidiary Guarantor, as the case may be, such agreements, instruments and other documents as such Subsidiary Guarantor shall reasonably request to evidence such termination.

Section 3.16  . WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN.

Section 3.17  . Sole Right of Enforcement; Demand Not Required. Notwithstanding any other provision of this Agreement, no Secured Party other than the Collateral Agent shall have the right to take any Enforcement Action with respect to this Agreement and all such Enforcement Actions shall be effected solely through the Collateral Agent. No reference in this Agreement to the Collateral Agent’s making a demand for payment under this Agreement shall be construed to mean that such a demand is required in order to cause any obligation under this Agreement to become due and payable, it being understood that obligations under this Agreement shall become due and payable as, and at such time as, provided in Section 2.01(a).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Subsidiary Guarantee Agreement to be duly executed and delivered as of the date first above written.

AMERICAN NATURAL RESOURCES COMPANY
By:	/S/ John J. Hopper
Name: John J. Hopper
Title: Vice President and Treasurer

EL PASO ANR INVESTMENTS, L.L.C.
By:	/S/ Greg G. Gruber
Name: Greg G. Gruber
Title: Senior Vice President, Chief Financial Officer and Treasurer

EL PASO ANRS INVESTMENTS, L.L.C.
By:	/S/ Greg G. Gruber
Name: Greg G. Gruber
Title: Senior Vice President, Chief Financial Officer and Treasurer

EL PASO CNG COMPANY, L.L.C.
By:	/S/ John J. Hopper
Name: John J. Hopper
Title: Vice President and Treasurer

EL PASO EPNG INVESTMENTS, L.L.C.
By:	/S/ John J. Hopper
Name: John J. Hopper
Title: Vice president and Treasurer

EL PASO NORIC INVESTMENTS III, L.L.C.
By:	/S/ Greg G. Gruber
Name: Greg G. Gruber
Title: Senior Vice President, Chief Financial Officer and Treasurer

EL PASO TENNESSEE PIPELINE CO.
By:	/S/ John J. Hopper
Name: John J. Hopper
Title: Vice President and Treasurer

EL PASO TGPC INVESTMENTS, L.L.C.
By:	/S/ John J. Hopper
Name: John J. Hopper
Title: Vice President and Treasurer

EL PASO WIC INVESTMENTS, L.L.C.
By:	/S/ Greg G. Gruber
Name: Greg G. Gruber
Title: Senior Vice President, Chief Financial Officer and Treasurer

SABINE RIVER INVESTORS III, L.L.C.
By:	/S/ Greg G. Gruber
Name: Greg G. Gruber
Title: Senior Vice President, Chief Financial Officer and Treasurer

SABINE RIVER INVESTORS IV, L.L.C.
By:	/S/ Greg G. Gruber
Name: Greg G. Gruber
Title: Senior Vice President, Chief Financial Officer and Treasurer

SABINE RIVER INVESTORS V, L.L.C.
By:	/S/ Greg G. Gruber
Name: Greg G. Gruber
Title: Senior Vice President, Chief Financial Officer and Treasurer